SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549
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                                FORM 8-K

                            CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     November 30, 2000
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                    JOHN B. SANFILIPPO & SON, INC.
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        (Exact Name of Registrant as Specified in its Charter)

Delaware                            0-19681             36-2419677
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(State or Other Jurisdiction       (Commission         (IRS Employer
   of Incorporation)               File Number)    Identification No.)

2299 Busse Road, Elk Grove Village, Illinois                60007
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(Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code       847-593-2300
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(Former Name or Former Address, if Changed Since Last Report)


John B. Sanfilippo & Son, Inc. (the "Registrant") submits the following information:


ITEM 5.  Other Events

On November 30, 2000, the Registrant announced that, effective December 8, 2000, Gary P. Jensen will resign as Executive Vice President Finance and Chief Financial Officer. The Registrant intends to replace this position and has appointed Michael J. Valentine, currently Senior Vice President and Corporate Secretary as interim acting Chief Financial Officer.

A copy of the News Release issued by the Registrant on November 30, 2000 concerning the resignation of Gary P. Jensen is attached as an Exhibit to this report.

                              SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       JOHN B. SANFILIPPO & SON, INC.

Date: December 1, 2000                 By: /s/ Michael J. Valentine
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                                           Michael J. Valentine
                                           Senior Vice President and
                                           Corporate Secretary


EXHIBIT
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JOHN B. SANFILIPPO & SON, INC.
NEWS RELEASE



COMPANY CONTACT:  Michael J. Valentine
                  Senior Vice President
                  and Corporate Secretary
                  847.593.2300  x109



FOR IMMEDIATE RELEASE
THURSDAY, NOVEMBER 30, 2000


Elk Grove Village, IL, November 30, 2000 -- John B. Sanfilippo & Son, Inc.
(JBSS) today announced that Gary P. Jensen, Executive Vice President Finance and Chief Financial Officer, has resigned effective December 8, 2000 to accept a similar position with Guernsey Bel, Inc.

Jasper B. Sanfilippo, Chairman and CEO, has named Michael J. Valentine, Senior Vice President, as the interim acting CFO. A search for a replacement CFO will begin immediately.

John B. Sanfilippo & Son, Inc. is a processor, packager, marketer and distributor of shelled and in-shell nuts and sesame sticks that are sold under a variety of private labels and under the company's Evon's, Fisher, Snack 'N Serve Nut Bowl, Sunshine Country, Flavor Tree and Texas Pride brand names. The company also markets and distributes a diverse product line of other food and snack items.